SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------

                          DATE OF REPORT: JUNE 4, 2004

                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Nevada                         0-30428                     88-0348835
    ------                         -------                     ----------
(STATE OR OTHER             (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 4, 2004, FindWhat.com, a Nevada corporation (the "Company"), completed its acquisition of certain of the assets of B & B Enterprises, Inc., a New Jersey corporation ("BBE"), pursuant to an Asset Purchase Agreement (the "Agreement"), dated June 4, 2004, among the Company, Seymour Acquisition Co., Inc., a Delaware corporation and wholly-owned subsidiary of the Company, BBE, and BBE's shareholders. Pursuant to the Agreement, BBE received approximately $4,000,000 in cash and a $10,300,000 non-interest bearing secured note payable, reflecting an aggregate purchase price of approximately $14,300,000. The secured note payable has a term of eighteen (18) months and is payable based on performance of the purchased assets, more specifically, the timing and final amount of the payments on the Note are correlated to traffic (or "clicks") delivered by the purchased assets. Additionally, the two founders of BBE have entered into consulting agreements with the Company for an aggregate consideration of $500,000. The assets purchased comprise proprietary, internally developed client tools, distribution partner interfaces and implementation software used within the performance-based keyword targeted advertising business operated by BBE. BBE targets small distribution partners through such proprietary tools and processes. The transaction was funded from FindWhat.com's cash from operating activities. Allocation of the purchase price will be determined based on a fair market valuation of the net assets acquired. A copy of the Agreement is attached hereto as Exhibit 2.6 and is incorporated herein by reference.

         The transaction was accomplished through arms-length negotiations between FindWhat.com's management and BBE's management. BBE's capital stockholders approved the transaction in accordance with New Jersey law. Prior to this transaction, FindWhat.com regularly conducted business with BBE in connection with its FindWhat.com Network operations as BBE was one of the FindWhat.com Network's 10 largest distribution partners.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (A)  FINANCIAL STATEMENTS OF B & B ENTERPRISES, INC.

         None Required.

         (B)  PRO FORMA FINANCIAL INFORMATION

         None Required.


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

         (C)  EXHIBITS

             Exhibit No.                       Description
             -----------                       -----------
                2.6 Asset Purchase Agreement among FindWhat.com, B & B Enterprises, Inc., and its Shareholders, dated June 4, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FINDWHAT.COM


Date:  June 4, 2004                   By: /s/ Phillip R. Thune
                                          --------------------------------------
                                          Phillip Thune, Chief Operating Officer
                                          and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------
  2.6 Asset Purchase Agreement among FindWhat.com, B & B Enterprises, Inc., and its Shareholders, dated June 4, 2004.